SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 9, 2004

                          COSTCO WHOLESALE CORPORATION.
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             (Exact name of registrant as specified in its charter)

      Washington                0-20355                      91-1223280
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 (State or other           (Commission File     (I.R.S. Employer Identification
jurisdiction of                    No.)                    No.)
incorporation)
                                 999 Lake Drive
                               Issaquah, WA 98027
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 425-313-8100


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Item 2.02.  Results of Operation and Financial Condition

         On December 9, 2004, the Company issued a press release containing its results of operation for the fiscal quarter (12 weeks)ending November 21, 2004. A copy of the press release is included in Item 9.01.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included in this report:

         99. Press release dated December 9, 2004.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Issaquah, State of Washington, on December 9, 2004.


                                 COSTCO WHOLESALE CORPORATION


                                 By: /s/ Richard A. Galanti
                                       Richard A. Galanti,
                                       Executive Vice President
                                       and Chief Financial Officer